SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2002


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                    Wisconsin                             1-13154
             (State of Incorporation)              (Commission File Number)

                 39-1431799 (I.R.S. Employer Identification No.)

         3100 AMS Boulevard, Green Bay, Wisconsin         54313
         (Address of principal executive offices)       (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On March 25, 2002, American Medical Security Group, Inc. ("Company") announced it closed its previously announced repurchase of 1,400,000 shares of common stock, no par value, ("Shares") of the Company from Blue Cross & Blue Shield United of Wisconsin ("BCBSUW") for $18,200,000 or $13.00 per share. The repurchase was completed pursuant to the stock purchase agreement dated as of March 19, 2002, among BCBSUW, Cobalt Corporation ("Cobalt") and the Company.

         Cobalt, through its wholly owned subsidiary, BCBSUW, now owns 4,909,525 shares, or approximately 39% of the Company's approximately 12,555,000 outstanding shares of Common Stock.

         As a result of the reduction in total shares outstanding and a reduction in investment income on the funds used to repurchase the Shares, management now expects full-year 2002 income of between $1.20 and $1.30 per share. Earlier guidance had been between $1.15 and $1.25 per share for full-year 2002.

         A copy of the press release issued in connection with the repurchase of the Shares is attached hereto as Exhibit 99 and incorporated herein by reference, including the cautionary statement related to forward-looking statements.

         A copy of an amendment to the Company's credit agreement to permit the repurchase of the Shares is attached hereto as Exhibit 4 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.






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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:   March  25, 2002                 /s/ Timothy J. Moore
                                         ---------------------------------------
                                         Timothy J. Moore
                                         Senior Vice President of Corporate
                                         Affairs, Secretary & General Counsel



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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       To
                             FORM 8-K CURRENT REPORT
                         Date of Report: March 25, 2002

                                                                       Filed
Exhibit No.      Description                                          Herewith

4                Fifth Amendment dated as of March 21, 2002 to           X
                 Credit Agreement dated as of March 24, 2000 among the Registrant, LaSalle Bank National
                 Association and other Lenders

99               Press Release, dated March 25, 2002, issued             X
                 by the Registrant